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                                                                   EXHIBIT 10.32

                             FIRST AMENDMENT TO THE
                               WORLD ACCESS, INC.
                           1998 INCENTIVE EQUITY PLAN



         This First Amendment to the World Access, Inc. 1998 Incentive Equity Plan (the "Plan") is made and entered into by World Access, Inc. (the "Company") as of the 15th day of June, 1999.


                              W I T N E S S E T H:


         WHEREAS, the Company sponsors the Plan to attract, motivate, and retain the best available personnel for service as officers, key employees, consultants, independent contractors, and other agents of the Company; and

         WHEREAS, the Company believes that it is in the best interest of the Company, the eligible employees, and the stockholders to amend the Plan to increase the number of shares which may be subject to the Plan; and

         WHEREAS, the Company desires to increase the number of shares available under the Plan from 5,000,000 shares to 7,500,000 shares; and

         WHEREAS, Section 6.1 of the Plan provides that the Company may amend the Plan; and

         WHEREAS, the Board of Directors of the Company has adopted a resolution authorizing the amendment of the Plan, contingent on shareholder approval under the terms of the Plan;

         NOW, THEREFORE BE IT RESOLVED, that, effective April 16, 1999, the Plan hereby is amended as follows:

                                       1.

         Section 3.1 of the Plan is hereby amended by replacing the first sentence thereof with the following sentence:

         "The number of Shares which may be issued or sold or for which Options, Restricted Stock or Performance Shares may be granted under the Plan shall be 7,500,000; provided, however, that not more than (i) 1,000,000 of such Shares may be issued as Restricted Stock and (ii) 1,000,000 of such Shares may be issued as Performance Shares."

                                       2.

         Except as specifically set forth herein, the terms of the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, the Company has caused this First Amendment to the Plan to be executed by its duly authorized officer as of the date first above written.



                                         WORLD ACCESS, INC.

                                         By:
                                            -----------------------------------

                                         Title:
                                               --------------------------------